Annual Report

U.S.
Treasury
Funds

May 31, 1999

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------
U.S. Treasury Funds

o Inflation fears pushed interest rates up during the past six months, depressing bond fund prices; money fund yields, however, should benefit.

o The U.S. Treasury Money Fund's dividend slipped modestly, but the fund outperformed its peer group.

o The U.S. Treasury Intermediate and the U.S. Treasury Long-Term Funds lagged their peer average for the six months, but outperformed for the full year.

o Both U.S. Treasury Intermediate and U.S. Treasury Long-Term were helped by mortgage holdings, which did better than Treasuries in recent months.

o Although the Fed may tighten monetary policy, interest rates appear to anticipate such a move at current levels.

Fellow Shareholders

Interest rates fell significantly in the first half of the funds' fiscal year, but better-than-expected U.S. economic data and related inflation concerns led to a resurgence in rates for the six months ended May 31, 1999. Although money funds were affected in only a limited way by this reversal of fortune, longer-term bonds and notes declined. Your funds posted mixed performance during this time frame, but each posted superior results for the full one-year period.


MARKET ENVIRONMENT

     The Federal Reserve lowered the federal funds target rate from 5.50% to 4.75% in three 25-basis-point moves between late September and mid-November of last year (100 basis points equal one percentage point). The decision to ease monetary conditions was primarily driven by concerns about international problems. Russia had defaulted on its debt, investors sold off lower-quality securities, and a very large hedge fund had to be bailed out. In addition, the markets for emerging markets bonds and stocks experienced a virtual meltdown.

Interest Rate Levels

                  30-Yr TB             5-Yr TN               90-Day TB

5/31/98           5.81                 5.56                  5
                  5.63                 5.47                  5.08
                  5.72                 5.5                   5.07

8/98              5.24                 4.78                  4.9
                  5.11                 4.43                  4.27
                  5.15                 4.24                  4.32

11/98             5.07                 4.49                  4.5
                  5.1                  4.54                  4.48
                  5.09                 4.54                  4.48

2/99              5.58                 5.2                   4.65
                  5.63                 5.11                  4.44
                  5.66                 5.21                  4.55

5/31/99           5.83                 5.58                  4.65

     The rate cuts added liquidity to the global system and, by early spring of this year, overseas financial markets had largely regained their footing-so much so, in fact, that investors turned their attention to the domestic economic situation. Despite international turmoil, the U.S. economy continued to be stronger than expected. GDP growth was 4.2% over the last quarter of 1998 and the first of 1999. Jobless claims remained low, and consumer sentiment and spending were robust. The U.S. manufacturing sector showed signs that it had recovered from the Asia crisis of late 1997. And while domestic inflation remained largely subdued, commodity prices crept up and tight labor markets put upward pressure on inflation.

     The circumstances suggested to many investors that the Fed might reverse course and raise rates. As a result, interest rates made a full 180-degree turn from the prior period's declines. February was the worst month in this period, when rates rose as quickly and tenaciously as they had fallen earlier. As the accompanying interest rate chart shows, intermediate and longer-term Treasury bond yields finished the year at or slightly above year-ago levels after bottoming toward the end of 1998. In May the market learned that the Fed had adopted a bias toward higher short-term rates, and, by the end of May, it seemed likely that the Fed would act sooner rather than later, perhaps at its late June meeting.

     During the past six months, Treasuries did less well than higher-yielding segments of the bond market, especially mortgage-backed bonds, which tend to hold their value better as interest rates rise. Their yield spread versus Treasuries (that is, the difference in their yields) tightened from the wide levels of late 1998. This trend indicated that investors felt renewed confidence in the global economy and were no longer demanding securities carrying the full faith and credit backing of the U.S. government to the exclusion of others.

U.S. TREASURY MONEY FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/99                         6 Months           12 Months
--------------------------------------------------------------------------------

U.S. Treasury Money Fund                         2.07%               4.46%

Lipper U.S. Treasury
Money Market Funds Average                        2.02                4.36

     Once again, your fund outpaced the average Treasury money fund return during the past year. For the six and 12 months ended May 31, 1999, it returned 2.07% and 4.46%, versus returns 2.02% and 4.36%, respectively, for the Lipper peer group average. The cumulative effects of seven months of very low interest rates could be seen in the fund's distributions and dividend yield, which slipped considerably from the previous period. As rates have headed somewhat higher, however, we expect that the current yield is likely to stabilize or move higher as the year progresses.

     For some time, we have maintained a relatively long weighted average maturity. Throughout most of the last six months, the fund was at least 10 days longer than the average 100% Treasury money fund, allowing us to take advantage of the higher yields available on longer-term instruments. This strategy helps the fund outperform when these longer instruments yield significantly more than shorter securities, as was the case in the last three months. Late in the period, however, we became concerned that short-term rates might be heading higher and moved the fund's average maturity in line with other money market funds.

     We continued to employ a "laddered" maturity structure during the period, dividing assets among sets of issues with fairly evenly spaced maturities to achieve the desired average. This approach allows us to add diversification as well as liquidity to the portfolio. Treasuries in our universe tend to mature or pay their coupons on only certain days each month; spreading out our holdings by maturity prevents us from having to reinvest a significant amount of money at one time. This structure will also help us remain as liquid as possible as we move closer to the end of this year and enter the new millennium.


U.S. TREASURY INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/99                              6 Months        12 Months
--------------------------------------------------------------------------------

U.S. Treasury Intermediate Fund                      -2.40%            4.28%

Lipper Average of Intermediate
U.S. Treasury Funds                                  -1.76             3.83

     With intermediate-term Treasuries struggling during the most recent six-month period, your fund gave back a portion of the outstanding gains it produced in the first half of the fiscal year. Its -2.40% total return for the six months reflected a share price decline of $0.33, and was 64 basis points behind the Lipper Average of Intermediate U.S. Treasury Funds. However, at 4.28%, performance for the full year remained well ahead of the results for the Lipper average.

     The fund trailed the Lipper average in the second half of the year primarily because its duration is somewhat longer than that of the average peer. (Duration is a measure of price sensitivity to changes in interest rates where higher, or "longer," numbers mean greater potential for price fluctuation.) There are generally higher yields available on longer bonds, and the strategy has served the fund well over time. When rates rise, however, as they did during the past six months, a longer duration can produce lower results. As we became concerned about the trend in rates in early spring, we reduced duration: between November 30 of last year and the period's end, duration moved from 5.3 years to 4.9 years.

     The fund's duration remains slightly longer than our peer-group average. We continue to believe that this strategy will produce the best long-term performance-both in terms of income and appreciation-as long as interest rates do not rise dramatically over the long term. Our performance for the full year underscores this belief: the fund produced good 12-month returns because it posted superior results when rates fell early in the period. We expect to maintain a somewhat long duration consistent with our longer-term outlook for slowing domestic growth (see the "Outlook" section).

     We continued to maintain our position in mortgage securities near 15%-the maximum allowed-which benefited your fund as mortgages outperformed Treasuries in both the six-month and one-year time frames. Holding mortgages also provided a particularly valuable buffer against losses during the volatile rate environment of the second half. We will continue to seek appropriate exposure to the mortgage sector, as it effectively provides additional diversification and enhances the fund's income and total return potential.


U.S. TREASURY LONG-TERM FUND

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/99                        6 Months          12 Months
--------------------------------------------------------------------------------

U.S. Treasury Long-Term Fund                   -5.63%              3.06%

Lipper Average of General
U.S. Treasury Funds                             -4.00              2.30

     For long-term Treasuries, the past six months were nearly as challenging as the previous six months were rewarding. Between November 30, 1998, and May 31, 1999, the Lipper Average of General U.S. Treasury Funds produced a 4% loss as yields on 30-year Treasuries climbed more than 75 basis points. Your fund declined 5.63% due to its relatively long duration. However, that same strategy strongly benefited the fund earlier in the year, so that for the 12-month period it outperformed its Lipper group by a wide margin. Dividends per share of $0.31 for the six months and $0.62 cents for the 12 months offset a $0.32 decline in the fund's share price over the last year.

     The most important factor affecting fund performance was its duration (see U.S. Treasury Intermediate for an explanation of duration). We generally maintain a long-duration strategy not only to take advantage of flat-to-declining interest rates, but also to obtain a more generous income stream for fund investors. At November 30, the fund's duration was 11.7 years-longer than its average peer fund-which allowed it to substantially outstrip its competitors as interest rates dropped last fall. As we mentioned in our last report, however, this strategy is vulnerable to rising interest rates. As rates rose during the past six months, therefore, we took steps to bring duration back into line with our peer group. This "neutral" duration with respect to our competitors helped head off losses as the period progressed.

     We continued to selectively add intermediate bonds to the fund's investment mix. As the yield curve has flattened, the yield and total return potential in this segment have become quite attractive; we can garner solid income from these issues with less of the volatility typical of longer-term Treasuries. A 14.5% stake in mortgage-backed securities (close to the fund maximum of 15%) was also important to our results, as mortgages outperformed Treasuries during the past six months. In this sector, we continued to focus on mortgage products that are structured to offer better prepayment protection against declining rates.

     We sought to diversify the portfolio with other types of securities as well. We purchased some zero-coupon bonds when our analysis indicated they offered a yield advantage over standard Treasuries. A position in premium issues (Treasuries with above-average coupons) helped to boost yield and curtail interest rate risk. Finally, we occasionally purchased U.S. Treasury inflation-protected securities (TIPS). These bonds are structured so that when inflation rises their principal increases while their coupon remains the same, leading to a higher income stream. TIPS outperformed as inflation data ticked up in the last several months.

OUTLOOK

     We believe the economy will slow over the next year relative to last year's strong growth, but do not expect a pronounced slowdown. Robust consumer demand will likely keep GDP growth above 3.0%. Consumption shows some signs of abating from the fervent pace of the last two quarters, but there is little evidence of slowing in the manufacturing sector. Despite the 0.7% jump in April, the consumer price index was flat in May, and the preponderance of evidence suggests that broad-based inflation will remain at fairly low levels.

     It is likely that the Federal Reserve will tighten monetary policy in light of the continued strong economy and tight labor markets-normally a negative for the bond market. However, interest rates have already moved to levels that seem to discount at least one and maybe two 25-basis-point rate hikes. For the near term, we will likely keep the interest rate posture in each of the funds on a par with our peer group averages in light of the Fed's upcoming rate decisions.


     Respectfully submitted,

     William T. Reynolds
     President

     June 21, 1999


Operational Changes to the Bond Funds
--------------------------------------------------------------------------------

The Board of Directors of the U.S. Treasury Intermediate and the U.S. Treasury Long-Term Funds has approved a change in the funds' investment programs, effective July 1, 1999, that will allow them to use futures. The Investment Advisory Committee for the funds believes that futures could be used as an effective investment management tool to more accurately control interest rate risk and increase total return potential. The funds do not intend to use futures in such a way as to increase volatility.

Note: The following explanation of futures updates the U.S. Treasury Funds prospectus of October 1, 1998.

Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. The funds may buy and sell futures contracts for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to the market; in an effort to enhance income; to protect the value of portfolio securities; and, to adjust portfolio duration.

Futures contracts may not always be successful hedges, and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts. Initial margin deposits and premiums on options used for nonhedging purposes will not equal more than 5% of the fund's net asset value.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                    11/30/98      5/31/99

U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                          0.023        0.021

  For 12 months                                         0.047        0.044

Dividend Yield (7-Day Compound) *                       4.36%        4.13%

Weighted Average Maturity (days)                          79           75

Weighted Average Quality **                          First Tier   First Tier


U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Price Per Share                                      $  5.52      $  5.19

Dividends Per Share

  For 6 months                                          0.14         0.13

  For 12 months                                         0.29         0.27

Dividend Yield *

  For 6 months                                          5.19%        5.14%

  For 12 months                                         5.47         5.35

30-Day Standardized Yield                               4.45         5.10

Weighted Average Maturity (years)                        6.6          6.3

Weighted Average Effective Duration (years)              5.3          4.9

Weighted Average Quality ***                             AAA          AAA

                                                  (continued on next page)


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                    11/30/98      5/31/99
U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 12.12      $ 11.07

Dividends Per Share

  For 6 months                                          0.31         0.31

  For 12 months                                         0.63         0.62

Dividend Yield *

  For 6 months                                          5.29%        5.68%

  For 12 months                                         5.56         5.74

30-Day Standardized Yield                               4.92         5.48

Weighted Average Maturity (years)                       22.2         17.6

Weighted Average Effective Duration (years)             11.7         10.6

Weighted Average Quality ***                             AAA          AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

Note: Investments in the U.S. Treasury Funds are neither insured nor guaranteed by the U.S. government.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------

                  Lipper U.S. Treasury                   U.S. Treasury Money
                  Money Fund $16,091                     Fund $16,003

5/89              10000                                  10000
5/90              10812                                  10794
5/91              11566                                  11521
5/92              12097                                  12038
5/93              12436                                  12364
5/94              12767                                  12688
5/95              13352                                  13269
5/96              14023                                  13942
5/97              14688                                  14602
5/98              15408                                  15319
5/99              16091                                  16003


U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------

                  Salomon Smith Barney                   U.S. Treasury
                  1-7 Year Treasury                      Intermediate
                  ndex $20,148                           Fund $19,908

9/29/89           10000                                  10000
5/90              10519                                  10480
5/91              11747                                  11657
5/92              13051                                  12975
5/93              14281                                  14361
5/94              14494                                  14462
5/95              15712                                  15805
5/96              16606                                  16362
5/97              17743                                  17422
5/98              19165                                  19091
5/99              20148                                  19908


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

U.S. TREASURY LONG-TERM FUND
--------------------------------------------------------------------------------

                  Salomon Smith Barney                   U.S. Treasury Long-Term
                  Treasury Index $21,349                 Fund $22,339

9/29/89           10000                                  10000
5/90              10426                                  10301
5/91              11669                                  11418
5/92              13070                                  12766
5/93              14658                                  14557
5/94              14822                                  14543
5/95              16436                                  16760
5/96              17091                                  16932
5/97              18364                                  18281
5/98              20442                                  21676
5/99              21349                                  22339

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 5/31/99        1 Year  5 Years  10 Years   Inception         Date
--------------------------------------------------------------------------------
U.S. Treasury
Money Fund                    4.46%    4.75%     4.81%           -      6/28/82

U.S. Treasury
Intermediate Fund             4.28     6.60         -        7.38%      9/29/89

U.S. Treasury
Long-Term Fund                3.06     8.96         -        8.67       9/29/89

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
                            Year
                            Ended
                          5/31/99    5/31/98    5/31/97    5/31/96    5/31/95

NET ASSET VALUE
Beginning of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment activities
  Net investment income     0.044      0.048      0.046      0.050      0.045

Distributions
  Net investment income    (0.044)    (0.048)    (0.046)    (0.050)    (0.045)

NET ASSET VALUE
End of period            $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                         ------------------------------------------------------

Ratios/Supplemental Data

Total return(*)              4.46%      4.91%      4.74%      5.08%      4.58%

Ratio of total expenses to
average net assets           0.51%      0.51%      0.56%      0.53%      0.56%

Ratio of net investment
income to average
net assets                   4.37%      4.82%      4.65%      4.93%      4.51%

Net assets,
end of period
(in thousands)           $889,945   $846,586   $821,075   $760,010   $719,215

(*) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                            Year
                            Ended
                          5/31/99    5/31/98    5/31/97    5/31/96    5/31/95

NET ASSET VALUE
Beginning of period      $   5.30   $   5.12   $   5.11   $   5.25   $   5.11

Investment activities
  Net investment income      0.27       0.30       0.31       0.33       0.31

  Net realized and
  unrealized gain (loss)    (0.04)      0.18       0.01      (0.14)      0.14

  Total from
  investment activities      0.23       0.48       0.32       0.19       0.45

Distributions

  Net investment income     (0.27)     (0.30)     (0.31)     (0.33)     (0.31)

  Net realized gain         (0.07)        --         --         --         --

  Total distributions       (0.34)     (0.30)     (0.31)     (0.33)     (0.31)


NET ASSET VALUE
End of period            $   5.19   $   5.30   $   5.12   $   5.11   $   5.25
                         -----------------------------------------------------

Ratios/Supplemental Data
Total return(*)              4.28%      9.58%      6.48%      3.52%      9.29%

Ratio of total expenses to
average net assets           0.62%      0.61%      0.64%      0.65%      0.69%

Ratio of net investment
income to average
net assets                   5.02%      5.72%      6.11%      6.14%      6.19%

Portfolio turnover rate      61.2%     112.8%      57.9%      40.7%      81.1%

Net assets,
end of period
(in thousands)           $255,987   $203,027   $180,609   $174,176   $172,666

(*) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                            Year
                            Ended
                          5/31/99    5/31/98    5/31/97    5/31/96    5/31/95

NET ASSET VALUE
Beginning of period      $  11.39   $  10.17   $  10.02   $  10.54   $   9.81

Investment activities
  Net investment income      0.62       0.63       0.63       0.65*      0.68*

  Net realized and
  unrealized gain (loss)    (0.25)      1.22       0.15      (0.52)      0.73

  Total from
  investment activities      0.37       1.85       0.78       0.13       1.41

Distributions

  Net investment income     (0.62)     (0.63)     (0.63)     (0.65)     (0.68)

  Net realized gain         (0.07)        --         --         --         --

  Total distributions       (0.69)     (0.63)     (0.63)     (0.65)     (0.68)

NET ASSET VALUE
End of period            $  11.07   $  11.39   $  10.17   $  10.02   $  10.54

Ratios/Supplemental Data

Total return(#)              3.06%     18.58%      7.97%      1.02%*    15.24%*

Ratio of total expenses to
average net assets           0.66%      0.67%      0.80%      0.80%*     0.80%*

Ratio of net investment
income to average
net assets                   5.30%      5.71%      6.22%      6.05%*     7.05%*

Portfolio turnover rate      74.1%      80.8%      67.6%      60.1%      99.3%

Net assets,
end of period
(in thousands)           $333,535   $275,850   $ 71,263   $ 70,326   $ 65,284

(#) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
                                                                 May 31, 1999


Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                              In thousands

U.S. TREASURY OBLIGATIONS  97.6%

U.S. Treasury Bills

    4.20%, 6/3/99                                    $    7,130   $    7,128

    4.24%, 6/3/99                                         8,324        8,322

    4.25%, 6/10 - 6/24/99                                55,786       55,644

    4.34%, 6/3/99                                        50,000       49,988

    4.35%, 7/29/99                                          558          554

    4.36%, 6/17 - 7/29/99                                55,714       55,398

    4.37%, 6/10 - 6/24/99                                50,000       49,903

    4.38%, 6/17 - 7/29/99                                26,905       26,843

    4.395%, 6/3/99                                        7,137        7,135

    4.40%, 7/29/99                                       25,000       24,823

    4.455%, 6/10/99                                      63,087       63,017

U.S. Treasury Notes

    5.375%, 1/31/00                                      18,000       18,068

    5.50%, 3/31 - 5/31/00                                20,000       20,088

    5.625%, 11/30/99                                     15,000       15,057

    5.875%, 8/31/99 - 2/15/00                           105,000      105,367

    6.00%, 6/30 - 10/15/99                              135,000      135,314

    6.375%, 7/15/99                                     100,000      100,213

    6.75%, 6/30/99                                       10,000       10,013

    6.875%, 8/31/99                                      10,000       10,055

    7.125%, 9/30/99                                      95,000       95,748

    7.875%, 11/15/99                                     10,000       10,137

Total U.S. Treasury Obligations (Cost  $868,815)                     868,815

Total Investments in Securities
97.6% of Net Assets (Cost $868,815)                                 $868,815

Other Assets Less Liabilities                                         21,130

NET ASSETS                                                          $889,945
                                                                  ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions                 $81

Accumulated net realized gain/loss - net of distributions                186
Paid-in-capital applicable to 889,756,758 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                        889,678

NET ASSETS                                                          $889,945
                                                                  ----------

NET ASSET VALUE PER SHARE                                              $1.00
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
                                                                  May 31, 1999

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

U.S. GOVERNMENT OBLIGATIONS  83.0%

U.S. Treasury Obligations  83.0%

U.S. Treasury Bonds

    9.375%, 2/15/06                                  $    5,150   $    6,162

    11.625%, 11/15/04                                     6,800        8,633

    12.00%, 5/15/05                                      19,300       25,262

U.S. Treasury Inflationary-Indexed Notes

    3.375%, 1/15/07                                       6,769        6,561

    3.625%, 7/15/02                                         474          474

U.S. Treasury Notes

    Zero Coupon, 8/15/03                                  3,300        2,601

    Zero Coupon, 2/15/04                                 33,300       25,539

    Zero Coupon, 2/15/05                                 25,200       18,178

    Zero Coupon, 2/15/06                                 28,000       19,007

    Zero Coupon, 2/15/08                                 16,000        9,587

    Zero Coupon, 2/15/09                                  6,000        3,372

    4.50%, 1/31/01                                        2,500        2,466

    6.125%, 8/15/07                                      11,100       11,328

    6.50%, 5/15/05 - 10/15/06                            38,910       40,409

    7.00%, 7/15/06                                        3,700        3,953

    7.50%, 2/15/05                                       26,700       28,935

Total U.S. Government Obligations (Cost  $216,430)                   212,467


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  14.3%

U.S. Government Guaranteed Obligations  14.3%
Government National Mortgage Assn.

  I

    6.00%, 12/15/08 - 3/15/11                               739          723

    6.50%, 8/15/02 - 2/15/29                             22,129       21,620

    7.00%, 7/15/16 - 6/15/28                              3,156        3,174

    7.50%, 10/15/07 - 11/15/17                            2,235        2,308

    8.00%, 2/15/08 - 10/15/25                             1,729        1,810

    8.50%, 8/15/04 - 4/15/23                                929          981

    9.00%, 5/15/01 - 11/15/25                               928          961

    9.50%, 12/15/24 - 5/15/25                               621          673

Government National Mortgage Assn.

  I

    10.00%, 8/15/19                                  $       93   $      102

    10.50%, 11/15/14                                        162          180

    11.00%, 12/15/09 - 12/15/19                             753          842

    11.50%, 3/15/10 - 2/15/18                             1,329        1,505

    12.50%, 10/15/13 - 3/15/15                              182          211

  II

    9.00%, 10/20/16 - 2/20/27                               124          133

    9.50%, 11/20/25                                         150          163

    10.50%, 1/20/16 - 6/20/19                               551          611

  GPM, I, 11.00%, 9/15/10                                   129          144

  Midget, I

    9.50%, 9/15/00 - 12/15/05                               263          272

    10.00%, 11/15/00 - 9/15/05                              142          149

    10.50%, 1/15/01 - 9/15/04                                30           31

    11.00%, 8/15/00                                           9            9

    11.50%, 7/15/00                                          22           22

  Midget, II, 11.50%, 7/20/99 - 3/20/00                       1            1

Total U.S. Government Mortgage-Backed
  Securities (Cost  $37,038)                                          36,625


MONEY MARKET FUNDS  2.4%

Government Reserve Investment Fund, 4.70% #               6,095        6,095

Total Money Market Funds (Cost  $6,095)                                6,095

Total Investments in Securities
99.7% of Net Assets (Cost  $259,563)                              $  255,187

Other Assets Less Liabilities                                            800


NET ASSETS                                                        $  255,987
                                                                  ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions          $     (917)

Accumulated net realized gain/loss - net of distributions              2,961

Net unrealized gain (loss)                                            (4,376)

Paid-in-capital applicable to 49,355,496 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                        258,319

NET ASSETS                                                        $  255,987
                                                                  ----------

NET ASSET VALUE PER SHARE                                              $5.19
                                                                  ----------
#    Seven-day yield
GPM  Graduated Payment Mortgage


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
                                                                  May 31, 1999

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

U.S. GOVERNMENT OBLIGATIONS  83.2%

U.S. Treasury Obligations  83.2%

U.S. Treasury Bonds

    6.25%, 8/15/23                                   $   42,000   $   42,825

    7.125%, 2/15/23                                      22,700       25,570

    7.25%, 5/15/16                                       34,450       38,502

    7.50%, 11/15/24                                      14,500       17,125

    7.625%, 2/15/25                                      17,275       20,702

    8.75%, 5/15/17                                       32,000       41,019

    8.875%, 2/15/19                                      27,150       35,551

U.S. Treasury Inflationary-Indexed Notes,
    3.625%, 7/15/02                                         567          566

U.S. Treasury Notes

    Zero Coupon, 5/15/16                                 70,000       24,486

    Zero Coupon, 11/15/16                                70,000       23,722

    4.875%, 3/31/01                                         500          496

    5.875%, 2/15/04                                       7,000        7,056

Total U.S. Government Obligations (Cost  $275,126)                   277,620


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  14.5%

U.S. Government Guaranteed Obligations  14.5%
Government National Mortgage Assn.

  I

    6.50%, 8/15/28                                        3,867        3,777

    7.00%, 9/15/25                                        1,774        1,778

    7.50%, 9/15/27 - 4/15/29                              7,778        7,964

    8.00%, 2/15/04 - 1/15/29                              5,193        5,402

    8.50%, 12/15/05 - 2/15/27                             3,660        3,869

    9.00%, 11/15/04 - 8/15/25                             5,786        6,208

    9.50%, 8/15/09 - 12/15/17                             6,146        6,674

    10.00%, 12/15/17 - 7/15/22                              791          865

    10.50%, 5/15/13 - 7/15/19                               227          252

    11.50%, 10/15/10 - 8/15/15                              101          114

  II

    7.00%, 11/20/23 - 1/20/24                                34           34

    8.50%, 10/20/24                                         409          432

Government National Mortgage Assn.

  REMIC

    6.35%, 1/20/28                                   $    5,000   $    4,784

    6.50%, 5/20/28                                        4,389        4,171

    7.00%, 5/16/24                                        2,000        1,995

    Interest Only, 8.00%, 6/16/23**                         521           51

Total U.S. Government Mortgage-Backed
    Securities (Cost  $48,685)                                        48,370


MONEY MARKET FUNDS  1.8%

Government Reserve Investment Fund, 4.70% #               5,829        5,829

Total Money Market Funds (Cost  $5,829)                                5,829

Total Investments in Securities

99.5% of Net Assets (Cost  $329,640)                              $  331,819

Other Assets Less Liabilities                                          1,716

NET ASSETS                                                        $  333,535
                                                                  -----------
Net Assets Consist of:
Accumulated net investment income - net of distributions          $       12

Accumulated net realized gain/loss - net of distributions              4,119

Net unrealized gain (loss)                                             2,179

Paid-in-capital applicable to 30,116,117 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                           327,225

NET ASSETS                                                        $  333,535
                                                                  -----------

NET ASSET VALUE PER SHARE                                         $    11.07
                                                                  -----------


   ** For Interest Only securities, par amount represents notional principal on which the fund receives interest.

    #  Seven-day yield

REMIC  Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.



T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Statement of Operations
In thousands

                                           Money   Intermediate      Long-Term
                                            Fund           Fund           Fund
                                            Year           Year           Year
                                           Ended          Ended          Ended
                                         5/31/99        5/31/99        5/31/99

Investment Income

Interest income                          $43,933        $14,147        $18,470

Expenses

  Investment management                    2,890            931          1,150

  Shareholder servicing                    1,424            433            659

  Custody and accounting                     116            107            100

  Prospectus and shareholder reports          78             30             23

  Registration                                72             26             87

  Proxy and annual meeting                    25              8              6

  Legal and audit                             11             10             11

  Directors                                    7              7              8

  Miscellaneous                                5              3              3

  Total expenses                           4,628          1,555          2,047

  Expenses paid indirectly                    (6)            (1)            (2)

  Net expenses                             4,622          1,554          2,045

Net investment income                     39,311         12,593         16,425

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities        24          4,087          5,011

Change in net unrealized gain or loss
  on securities                               --         (7,518)       (13,040)

Net realized and unrealized gain (loss)       24         (3,431)        (8,029)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $  39,335      $   9,162      $   8,396
                                       ----------------------------------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/99              5/31/98
Increase (Decrease) in Net Assets

Operations

  Net investment income                       $     39,311         $     39,724

  Net realized gain (loss)                              24                   22

  Increase (decrease) in net
  assets from operations                            39,335               39,746

Distributions to shareholders
  Net investment income                            (39,311)             (39,724)

Capital share transactions*
  Shares sold                                    3,541,154            2,832,862

  Distributions reinvested                          37,444               38,169

  Shares redeemed                               (3,535,263)          (2,845,542)

  Increase (decrease) in net assets
  from capital share transactions                   43,335               25,489

Net Assets
Increase (decrease) during period                   43,359               25,511

Beginning of period                                846,586              821,075

End of period                                 $    889,945         $    846,586
                                              ----------------------------------
*Share information

  Shares sold                                    3,541,154            2,832,862

  Distributions reinvested                          37,444               38,169

  Shares redeemed                               (3,535,263)          (2,845,542)

  Increase (decrease) in shares outstanding         43,335               25,489

The accompanying notes are an integral part of these financial statements.



T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/99              5/31/98

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $     12,593         $     11,091

  Net realized gain (loss)                           4,087                3,504

  Change in net unrealized gain or loss             (7,518)               2,971

  Increase (decrease) in net assets from opera       9,162               17,566

Distributions to shareholders

  Net investment income                            (12,593)             (11,091)

  Net realized gain                                 (3,321)                  --

  Decrease in net assets from distributions        (15,914)             (11,091)

Capital share transactions*

  Shares sold                                      159,141               70,483

  Distributions reinvested                          13,541                8,823

  Shares redeemed                                 (112,970)             (63,363)

  Increase (decrease) in net assets from capital
  share transactions                                59,712               15,943

Net Assets

Increase (decrease) during period                   52,960               22,418

Beginning of period                                203,027              180,609

End of period                                 $    255,987         $    203,027
                                              ----------------------------------
*Share information

  Shares sold                                       29,337               13,387

  Distributions reinvested                           2,501                1,679

  Shares redeemed                                  (20,762)             (12,041)

  Increase (decrease) in shares outstanding         11,076                3,025


The accompanying notes are an integral part of these financial statements.



T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/99               5/31/98

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $     16,425         $     10,211

  Net realized gain (loss)                           5,011                1,725

  Change in net unrealized gain or loss            (13,040)              13,578

  Increase (decrease) in net assets
  from operations                                    8,396               25,514

Distributions to shareholders

  Net investment income                            (16,425)             (10,211)

  Net realized gain                                 (1,812)                  --

  Decrease in net assets
  from distributions                               (18,237)             (10,211)

Capital share transactions*

  Shares sold                                      195,948              237,577

  Distributions reinvested                          17,337                9,579

  Shares redeemed                                 (145,759)             (57,872)

  Increase (decrease) in net assets
  from capital share transactions                   67,526              189,284

Net Assets

Increase (decrease) during period                   57,685              204,587

Beginning of period                                275,850               71,263

End of period                                 $    333,535         $    275,850

*Share information

  Shares sold                                       16,744               21,591

  Distributions reinvested                           1,477                  859

  Shares redeemed                                  (12,318)              (5,242)

  Increase (decrease) in shares outstanding          5,903               17,208


The accompanying notes are an integral part of these financial statements.



T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------
                                                                  May 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts   Premiums and discounts on debt securities, other
     than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce each fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of U.S. government securities, other than short-term securities, for the year ended May 31, 1999, were as follows:

                                     Intermediate Fund            Long-Term Fund

U.S. government securities

     Purchases                          $199,602,000               $290,892,000
     Sales                               150,244,000                226,158,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the Intermediate Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

     Undistributed net investment income                           $15,000
     Undistributed net realized gain                               (15,000)

     At May 31, 1999, the costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $868,815,000, $259,563,000, and $329,640,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------

                                           Intermediate Fund     Long-Term Fund

     Appreciated investments                   $569,000             $8,946,000
     Depreciated investments                 (4,945,000)            (6,767,000)
     Net unrealized gain (loss)             $(4,376,000)            $2,179,000
                                            -----------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $241,000, $81,000, and $102,000 were payable at May 31, 1999 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the Long-Term Fund's ratio of total expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the Long-Term Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.80%.

     In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $1,238,000, $413,000 and $282,000, respectively, for the year ended May 31, 1999, of which $150,000, $42,000 and $29,000, respectively, were payable at period-end.

     Additionally, the Long-Term Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 57.8% of the outstanding shares of the Long-Term Fund at May 31, 1999. For the year then ended, the Long-Term Fund was allocated $392,000 of Spectrum expenses, $29,000 of which was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and the Long-Term Funds for the year ended May 31, 1999, totaled $97,000 and $92,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

Tax Information (Unaudited) for the Tax Year Ended 5/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Intermediate Fund's distributions to shareholders included:

o $3,321,000 from long-term capital gains; all of which was subject to the 20% rate gains category,

The Long-Term Fund's distributions to shareholders included:

o    $1,553,000 from short-term capital gains,

o $259,000 from long-term capital gains; all of which was subject to the 20% rate gains category.



T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and Shareholders of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund (comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the "Funds") at May 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     June 17, 1999


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

Investment With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          C07-050  5/31/99